Putnam
Classic Equity
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

[GRAPHIC OMITTED: ACORNS]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 19 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * For the six months ended May 31, 2005, Putnam Classic Equity Fund's class A shares returned 2.85% without sales charges.

 * The fund's benchmark, the S&P 500 Index, returned 2.42%.

 * The average return for the fund's Lipper category, Large-Cap Value Funds, was 2.31%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the first six months of the fund's fiscal year, equity market returns were generally modest because high energy prices and rising short-term interest rates combined to constrain economic growth. Although your fund's returns for the period reflect this environment, they were nevertheless sufficient to outpace both its benchmark, the S&P 500 Index, and the average for its Lipper peer group, based on results at net asset value (NAV, or without sales charges). We attribute this outperformance, in part, to the fund's value orientation, as value stocks continued to dominate the market through much of the period. In addition, favorable stock selection and allocation among market sectors worked to our advantage. In particular, our greater-than-benchmark weighting within the technology sector boosted the fund's relative returns.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
Class A
(inception 1/5/95)              NAV          POP
--------------------------------------------------
6 months                       2.85%       -2.54%
--------------------------------------------------
1 year                         8.73         3.00
--------------------------------------------------
5 years                        9.74         4.01
Annual average                 1.88         0.79
--------------------------------------------------
10 years                     112.13       101.06
Annual average                 7.81         7.23
--------------------------------------------------
Annual average
(life of fund)                 8.94         8.38
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. A short-term trading fee of up to 2% may apply.

FUND PROFILE

Putnam Classic Equity Fund invests in stocks of midsize and large-cap companies that we believe are undervalued and undergoing positive changes. Its relative-value strategy is to pursue attractive opportunities in all industry sectors, including sectors that are experiencing rapid growth. The fund may be appropriate for investors seeking capital growth and, as a secondary goal, the potential for current income from common stock dividends.

Market overview

The stock market ended 2004 with a flourish, but shortly into 2005, investors became more cautious. The capital markets reflected concerns about the pace of monetary tightening by the Federal Reserve Board (the
Fed) and the potential drag on the economy of sustained high oil prices. Gross domestic product (GDP) increased at an annual rate of 3.5% in the first quarter, down from 3.8% in the fourth quarter of 2004. As economic growth slowed, domestic stocks lost ground.

In an environment of rising short-term interest rates, yields on longer-term bonds were widely expected to rise as well, but just the opposite occurred, leaving many investors wondering what the bond market was forecasting. Amid this heightened uncertainty, stocks traded within a narrow range, yet major indexes did generate positive returns in April and May. Large-capitalization stocks, which had been lagging small caps for several years, established a firm lead in 2005. Value stocks outperformed growth stocks for most of the period, but growth stocks made a strong comeback in May, the last month of the reporting period. By far, the strongest sector during the period was the energy sector, which benefited from heightened demand for energy resources, and pricing that reached historically high levels. Consumer spending remained strong, particularly within the housing market, and an increase in corporate capital spending boosted the technology sector in May.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.42%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (large-company value stocks)                  1.82%
-------------------------------------------------------------------------------
S&P 500/Barra Growth Index (large-company growth stocks)                3.07%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  1.81%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.27%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        0.99%
-------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   3.01%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

The fund seeks to outperform its benchmark through effective stock selection and by adjusting the portfolio's industry and sector weightings to take advantage of valuation opportunities in the marketplace. The fund follows a "relative value" investment strategy; in other words, it does not limit its investments to traditional "value" sectors or stocks, but rather targets stocks with what we consider to be the most attractive price/earnings ratios, relative to their peers, in each industry sector. This gives your management team the flexibility to invest in faster-growing sectors and also promotes broad diversification across all market sectors. Relative to its benchmark, the S&P 500 Index, the fund had an overweighted position in technology. This strategy was validated during the period as technology stocks, which had been underperforming, appreciated dramatically in May. The portfolio also emphasized the U.S. government-sponsored mortgage resellers, Fannie Mae and Freddie Mac. While this position was not rewarded during the period, recent developments in the regulatory environment appear to be favorable. Also, within the financial sector, the portfolio was significantly underweighted to banks and other businesses whose profitability relies heavily on taking advantage of yield spreads, i.e., the difference in yield between short-term and long-term bonds. The environment did not favor these types of businesses, as yield spreads were historically narrow for much of the period. The portfolio did emphasize insurance stocks, which became attractively priced in the wake of New York Attorney General Eliot Spitzer's review of insurance industry practices. The portfolio had underweight positions in communication services and in the automotive industry, both of which underperformed.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                       as of 11/30/04        as of 5/31/05

Financial                  10.1%                 10.2%

Oil and gas                 9.4%                 10.0%

Insurance                   5.3%                  6.9%

Pharmaceuticals             7.4%                  6.8%

Electronics                 3.2%                  5.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

One of the portfolio's top contributors during the period was Intel, which manufactures semiconductor chips and microprocessors that are used in a wide range of computers, networking devices, and communication products. Shares of the company's stock had been trading very inexpensively in November when we increased the fund's position. When the technology sector rebounded in May, Intel appreciated strongly and boosted the fund's returns. We continue to hold that position. Marathon Oil was also among the fund's top contributors. It is an integrated oil company; in other words, it is involved in every aspect of the energy business, from exploration to refining, marketing, and delivery. For much of the period, the riskier, specialized exploration and production (E&P) companies outperformed, but toward the end of the period, the market favored the more broadly diversified companies. Marathon benefited from high oil prices and higher profit margins from its refining operations. We believe the stock still offers appreciation potential. Office Depot had been lagging behind its major competitor, Staples, in terms of profitability. A new CEO with a successful track record of cost-cutting and increasing margins was installed and the market reacted favorably to this change. As the stock price appreciated on improved investor sentiment, we trimmed the position.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 5/31/05)

 1 ExxonMobil Corp. (4.4%)
   Oil and gas

 2 Citigroup, Inc. (3.9%)
   Financial

 3 Pfizer, Inc. (3.3%)
   Pharmaceuticals

 4 Intel Corp. (2.9%)
   Electronics

 5 ChevronTexaco Corp. (2.9%)
   Oil and gas

 6 Johnson & Johnson (2.5%)
   Pharmaceuticals

 7 General Electric Co. (2.4%)
   Conglomerates

 8 JPMorgan Chase & Co. (2.4%)
   Financial

 9 IBM Corp. (2.3%)
   Computers

10 Fannie Mae (2.0%)
   Financial

Footnote reads:
The fund's holdings will change over time.

IBM was among the top detractors from results for the period. Technology stocks and, in particular, stocks of hardware manufacturers, had been trading at very attractive levels early in the year. We believed that IBM represented a compelling opportunity and so we established a position in January. Our thesis was that as corporate capital spending picked up, technology stocks in general would benefit. While this proved to be true for Intel, IBM shares had not enjoyed much appreciation as of the end of the period. We continue to hold the position, and our thesis has not changed. Shares of Fannie Mae, a government-sponsored entity, also detracted from returns. This stock has struggled as the company's accounting practices were called into question and regulatory issues clouded its future prospects. One issue being considered was whether the government should set a limit on the company's growth. While there had not been resolution as of the end of the period, at least one bill had been proposed that did not call for any such limits on growth, and the market reaction was favorable. In the weeks since the fund's semiannual period ended, Fannie Mae's stock price has rallied a bit. Despite the recent developments, we believe this position still offers potential for long-term appreciation and are maintaining it. Long-term fund holding Tyco International increased its first-quarter dividend by nearly 800%, a move that engendered very high investor expectations. Yet, the slowing rate of economic growth put pressure on the conglomerate, and shares drifted downward during the period. We believe the stock continues to represent a strong value opportunity, and we remain quite bullish. The stock recovered significantly in the first two weeks of June, after the reporting period ended.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our near-term outlook is one of cautious optimism. We believe that the Fed may soon stop raising short-term interest rates to avoid a further flattening of the yield curve. If we are right, this would bode well for the economy and, we believe, for stock prices as well.

We believe the price of oil is currently settling into a new, higher range. While we don't think prices will retreat to their prior levels, we also don't expect them to increase significantly. Accordingly, we have emphasized stocks of integrated oil companies, because we think they will benefit from an environment of more stable oil prices.

We believe that corporate capital spending is poised to increase, and that this will especially benefit the technology sector. The portfolio is currently positioned with a focus on hardware. We will monitor developments in the sector and may shift incrementally to software if it seems prudent to do so. In our view, basic materials have probably experienced their peak within this economic cycle. We have been taking profits and reducing the portfolio's exposure to raw materials, chemicals, and other early-cycle basic industrial stocks. In addition, we have been adding incrementally to positions in defensive sectors, such as utilities and health care.

As always, we remain committed to identifying the most attractively valued stocks in all sectors of the market, in pursuit of above-market returns. We believe this fund can play an important role in a diversified portfolio by providing broad exposure to the equities market and a disciplined, value-oriented strategy.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value Team. Michael Abata and Ronald Bukovac are Portfolio Leaders of your fund. The Portfolio Leaders coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leaders have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Michael Abata       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
-------------------------------------------------------------------------------------------------------------
Ronald Bukovac      2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004               *
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio
Member as of 5/31/04.



Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $660,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer of the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Michael Abata is also a Portfolio Member of The George Putnam Fund of Boston and Putnam New Value Fund.

Michael Abata and Ronald Bukovac may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Michael Abata and Ronald Bukovac became Portfolio Leaders of your fund, following the departure of Portfolio Member Coleman Lannum and Portfolio Leader Deborah Kuenstner from your fund's management team.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2004                           *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005               *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive
Board as of 5/31/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/5/95)              (1/5/95)              (2/1/99)              (1/5/95)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   2.85%     -2.54%      2.40%     -2.60%      2.45%      1.45%      2.61%     -0.98%      2.67%
---------------------------------------------------------------------------------------------------------------------------
1 year                     8.73       3.00       7.90       2.90       7.88       6.88       8.24       4.43       8.42
---------------------------------------------------------------------------------------------------------------------------
5 years                    9.74       4.01       5.68       3.68       5.71       5.71       7.07       3.31       8.43
Annual average             1.88       0.79       1.11       0.72       1.12       1.12       1.38       0.65       1.63
---------------------------------------------------------------------------------------------------------------------------
10 years                 112.13     101.06      96.53      96.53      96.89      96.89     101.75      94.79     106.84
Annual average             7.81       7.23       6.99       6.99       7.01       7.01       7.27       6.89       7.54
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.94       8.38       8.11       8.11       8.13       8.13       8.39       8.02       8.67
---------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class C and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/05
---------------------------------------------------------------------
                                               Lipper Large-Cap
                               S&P 500            Value Funds
                                Index          category average*
---------------------------------------------------------------------
6 months                         2.42%               2.31%
---------------------------------------------------------------------
1 year                           8.24               10.17
---------------------------------------------------------------------
5 years                         -9.26               16.64
Annual average                  -1.93                2.94
---------------------------------------------------------------------
10 years                       163.54              152.78
Annual average                  10.18                9.57
---------------------------------------------------------------------
Annual average
(life of fund)                  11.45               10.69
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6 month and 1-year, 5-year, and 10-year periods ended
   5/31/05, there were 442, 434, 230, and 103 funds, respectively, in this Lipper category.

------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/05
------------------------------------------------------------------------------------------------------------------
                                   Class A          Class B          Class C          Class M          Class R
------------------------------------------------------------------------------------------------------------------
Distributions (number)                   2                2                2                2                2
------------------------------------------------------------------------------------------------------------------
Income                                $0.135           $0.087           $0.085           $0.104           $0.122
------------------------------------------------------------------------------------------------------------------
Capital gains                           --               --               --               --               --
------------------------------------------------------------------------------------------------------------------
Total                                 $0.135           $0.087           $0.085           $0.104           $0.122
------------------------------------------------------------------------------------------------------------------
Share value:                       NAV        POP        NAV              NAV        NAV        POP         NAV
------------------------------------------------------------------------------------------------------------------
11/30/04                          $12.48     $13.17    $12.37           $12.45     $12.42     $12.87      $12.47
------------------------------------------------------------------------------------------------------------------
5/31/05                            12.70      13.40     12.58            12.67      12.64      13.06*      12.68
------------------------------------------------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------------------------------------------------
Current dividend rate 1            0.88%      0.84%     0.10%            0.09%      0.38%      0.37%       0.66%
------------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                        0.83       0.78      0.10             0.09       0.34       0.33        0.59
------------------------------------------------------------------------------------------------------------------

 * Reflects a reduction in sales charges that took effect on April 1, 2005.

 1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 Based only on investment income, calculated using SEC guidelines.



---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (1/5/95)              (1/5/95)              (2/1/99)              (1/5/95)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   0.51%     -4.78%      0.20%     -4.80%      0.15%     -0.85%      0.27%     -3.24%      0.33%
---------------------------------------------------------------------------------------------------------------------------
1 year                     7.14       1.52       6.30       1.29       6.25       5.25       6.64       2.89       6.78
---------------------------------------------------------------------------------------------------------------------------
5 years                   11.64       5.74       7.50       5.50       7.45       7.45       8.93       5.15      10.24
Annual average             2.23       1.12       1.46       1.08       1.45       1.45       1.73       1.01       1.97
---------------------------------------------------------------------------------------------------------------------------
10 years                 110.74      99.62      95.38      95.38      95.47      95.47     100.48      93.41     105.41
Annual average             7.74       7.16       6.93       6.93       6.93       6.93       7.20       6.82       7.46
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.95       8.39       8.12       8.12       8.14       8.14       8.40       8.03       8.67
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Classic Equity Fund from December 1, 2004, to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 5/31/05
------------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.87      $9.64      $9.64      $8.39      $7.12
------------------------------------------------------------------------------
Ending value (after
expenses)             $1,028.50  $1,024.00  $1,024.50  $1,026.10  $1,026.70
------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2005, use the calculation method below. To find the value of your investment on December 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 12/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                              Expenses paid             expenses
investment on 12/1/04 [DIV]   $1,000   X    per $1,000            =   paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]   $1,000   X  $5.87 (see table above) = $58.70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 5/31/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.84      $9.60      $9.60      $8.35      $7.09
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.15  $1,015.41  $1,015.41  $1,016.65  $1,017.90
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 5/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.16%      1.91%      1.91%      1.66%      1.41%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.20%      1.95%      1.95%      1.70%      1.45%
-----------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the fund's
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.


------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Classic Equity
Fund                         44%        56%        48%        81%        80%
------------------------------------------------------------------------------
Lipper Large-Cap Value
Funds category
average                      53%        77%        65%        73%        77%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on November 30. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.12

U.S. stock
fund average           3.10

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of June 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/Barra Growth Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their growth orientation.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
May 31, 2005 (Unaudited)

Common stocks (99.7%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.9%)
-------------------------------------------------------------------------------
        99,800 Boeing Co. (The)                                      $6,377,220
       175,700 Lockheed Martin Corp.                                 11,401,173
                                                                 --------------
                                                                     17,778,393

Automotive (0.4%)
-------------------------------------------------------------------------------
       114,000 American Axle & Manufacturing
               Holdings, Inc. (S)                                     2,359,800
        14,100 Magna International, Inc. Class A
               (Canada)                                                 958,941
                                                                 --------------
                                                                      3,318,741

Banking (3.7%)
-------------------------------------------------------------------------------
       323,100 Bank of America Corp.                                 14,965,992
       410,700 U.S. Bancorp                                          12,045,831
       112,700 Wells Fargo & Co. (S)                                  6,808,207
                                                                 --------------
                                                                     33,820,030

Beverage (0.6%)
-------------------------------------------------------------------------------
       112,600 Coca-Cola Co. (The)                                    5,025,338

Biotechnology (0.4%)
-------------------------------------------------------------------------------
        63,400 Amgen, Inc. (NON)                                      3,967,572

Broadcasting (0.3%)
-------------------------------------------------------------------------------
        89,200 Viacom, Inc. Class B                                   3,058,668

Building Materials (1.5%)
-------------------------------------------------------------------------------
       300,000 Masco Corp.                                            9,606,000
        73,900 Vulcan Materials Co. (S)                               4,428,827
                                                                 --------------
                                                                     14,034,827

Cable Television (0.6%)
-------------------------------------------------------------------------------
       155,700 Comcast Corp. Class A (NON) (S)                        5,013,540

Chemicals (0.9%)
-------------------------------------------------------------------------------
       101,000 Dow Chemical Co. (The)                                 4,574,290
        59,400 PPG Industries, Inc.                                   3,884,166
                                                                 --------------
                                                                      8,458,456

Commercial and Consumer Services (1.6%)
-------------------------------------------------------------------------------
        98,100 ARAMARK Corp. Class B (S)                              2,561,391
       585,400 Cendant Corp.                                         12,416,334
                                                                 --------------
                                                                     14,977,725

Communications Equipment (1.2%)
-------------------------------------------------------------------------------
       587,500 Cisco Systems, Inc. (NON)                             11,385,750

Computers (4.9%)
-------------------------------------------------------------------------------
       121,300 Dell, Inc. (NON)                                       4,838,657
       821,600 Hewlett-Packard Co.                                   18,494,216
       284,600 IBM Corp.                                             21,501,530
                                                                 --------------
                                                                     44,834,403

Conglomerates (3.6%)
-------------------------------------------------------------------------------
       599,700 General Electric Co.                                  21,877,056
       370,700 Tyco International, Ltd. (S)                          10,724,351
                                                                 --------------
                                                                     32,601,407

Consumer Finance (2.8%)
-------------------------------------------------------------------------------
       105,000 Capital One Financial Corp.                            7,917,000
       349,800 Countrywide Financial Corp.                           13,002,066
       260,200 Providian Financial Corp. (NON)                        4,636,764
                                                                 --------------
                                                                     25,555,830

Consumer Goods (1.1%)
-------------------------------------------------------------------------------
       127,500 Estee Lauder Cos., Inc. (The) Class
               A (S)                                                  4,983,975
        89,900 Procter & Gamble Co. (The)                             4,957,985
                                                                 --------------
                                                                      9,941,960

Containers (0.7%)
-------------------------------------------------------------------------------
       172,500 Ball Corp.                                             6,477,375

Electric Utilities (2.6%)
-------------------------------------------------------------------------------
       196,500 Alliant Energy Corp.                                   5,423,400
        54,500 Constellation Energy Group, Inc.                       2,913,025
       243,300 PG&E Corp.                                             8,702,841
       114,500 PPL Corp.                                              6,584,895
                                                                 --------------
                                                                     23,624,161

Electronics (5.0%)
-------------------------------------------------------------------------------
       992,800 Intel Corp.                                           26,736,104
       804,500 Motorola, Inc.                                        13,974,165
       174,700 Storage Technology Corp. (NON)                         5,639,316
                                                                 --------------
                                                                     46,349,585

Energy (0.3%)
-------------------------------------------------------------------------------
        42,400 Cooper Cameron Corp. (NON) (S)                         2,506,264

Financial (10.2%)
-------------------------------------------------------------------------------
       769,800 Citigroup, Inc.                                       36,265,278
       316,600 Fannie Mae                                            18,755,384
       261,000 Freddie Mac                                           16,975,440
       607,200 JPMorgan Chase & Co.                                  21,707,400
                                                                 --------------
                                                                     93,703,502

Food (1.1%)
-------------------------------------------------------------------------------
        82,600 General Mills, Inc.                                    4,088,700
       321,100 Tyson Foods, Inc. Class A (S)                          5,927,506
                                                                 --------------
                                                                     10,016,206

Forest Products and Packaging (0.9%)
-------------------------------------------------------------------------------
       130,500 Weyerhaeuser Co.                                       8,371,575

Gaming & Lottery (0.3%)
-------------------------------------------------------------------------------
       106,400 GTECH Holdings Corp.                                   3,004,736

Health Care Services (2.5%)
-------------------------------------------------------------------------------
       148,100 AmerisourceBergen Corp. (S)                            9,562,817
       140,300 Cardinal Health, Inc.                                  8,127,579
        50,000 CIGNA Corp.                                            4,862,500
                                                                 --------------
                                                                     22,552,896

Homebuilding (0.6%)
-------------------------------------------------------------------------------
        24,500 Lennar Corp.                                           1,421,245
         5,600 NVR, Inc. (NON)                                        4,250,400
                                                                 --------------
                                                                      5,671,645

Household Furniture and Appliances (0.7%)
-------------------------------------------------------------------------------
        94,500 Whirlpool Corp. (S)                                    6,501,600

Insurance (6.9%)
-------------------------------------------------------------------------------
       288,900 ACE, Ltd. (Bermuda)                                   12,486,258
        37,200 American International Group, Inc.                     2,066,460
       125,800 Chubb Corp. (The)                                     10,596,134
       120,500 Hartford Financial Services Group,
               Inc. (The)                                             9,012,195
        59,900 Lincoln National Corp.                                 2,727,247
       181,300 MetLife, Inc.                                          8,085,980
        24,500 Prudential Financial, Inc.                             1,551,095
       108,800 St. Paul Travelers Cos., Inc. (The)                    4,121,344
       258,750 W.R. Berkley Corp.                                     9,175,275
        52,100 XL Capital, Ltd. Class A (Bermuda)                     3,922,088
                                                                 --------------
                                                                     63,744,076

Investment Banking/Brokerage (2.1%)
-------------------------------------------------------------------------------
        27,000 Goldman Sachs Group, Inc. (The)                        2,632,500
       101,400 Lehman Brothers Holdings, Inc.                         9,349,080
       138,800 Merrill Lynch & Co., Inc.                              7,531,288
                                                                 --------------
                                                                     19,512,868

Leisure (0.6%)
-------------------------------------------------------------------------------
       137,700 Brunswick Corp. (S)                                    5,926,608

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------
        74,100 Royal Caribbean Cruises, Ltd.                          3,416,751

Machinery (1.2%)
-------------------------------------------------------------------------------
        45,500 Cummins, Inc.                                          3,091,725
       125,300 Parker-Hannifin Corp.                                  7,559,349
                                                                 --------------
                                                                     10,651,074

Manufacturing (0.7%)
-------------------------------------------------------------------------------
        61,800 Dover Corp.                                            2,340,366
        55,500 Ingersoll-Rand Co. Class A (Bermuda)                   4,296,255
                                                                 --------------
                                                                      6,636,621

Media (0.7%)
-------------------------------------------------------------------------------
       160,400 Time Warner, Inc. (NON)                                2,790,960
       131,500 Walt Disney Co. (The)                                  3,608,360
                                                                 --------------
                                                                      6,399,320

Medical Technology (2.0%)
-------------------------------------------------------------------------------
        41,400 Becton, Dickinson and Co.                              2,378,430
       281,100 Boston Scientific Corp. (NON) (S)                      7,614,999
       157,200 Medtronic, Inc.                                        8,449,500
                                                                 --------------
                                                                     18,442,929

Metals (1.0%)
-------------------------------------------------------------------------------
       128,800 Alcoa, Inc.                                            3,490,480
       146,500 United States Steel Corp. (S)                          5,826,305
                                                                 --------------
                                                                      9,316,785

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------
       141,400 Sempra Energy                                          5,609,338

Oil & Gas (10.0%)
-------------------------------------------------------------------------------
       105,200 Amerada Hess Corp. (S)                                 9,767,820
       496,100 ChevronTexaco Corp.                                   26,680,258
       716,700 ExxonMobil Corp.                                      40,278,540
       247,700 Marathon Oil Corp.                                    12,010,973
        28,600 Sunoco, Inc.                                           2,933,502
                                                                 --------------
                                                                     91,671,093

Pharmaceuticals (6.8%)
-------------------------------------------------------------------------------
        67,200 Barr Pharmaceuticals, Inc. (NON) (S)                   3,415,104
        35,800 Eli Lilly Co.                                          2,087,140
       338,600 Johnson & Johnson                                     22,720,060
     1,081,300 Pfizer, Inc.                                          30,168,270
        84,900 Wyeth                                                  3,682,113
                                                                 --------------
                                                                     62,072,687

Photography/Imaging (0.9%)
-------------------------------------------------------------------------------
       595,000 Xerox Corp. (NON)                                      8,074,150

Railroads (0.4%)
-------------------------------------------------------------------------------
       117,400 Norfolk Southern Corp.                                 3,747,408

Regional Bells (2.6%)
-------------------------------------------------------------------------------
       678,600 Verizon Communications, Inc.                          24,008,868

Restaurants (1.2%)
-------------------------------------------------------------------------------
       360,600 McDonald's Corp.                                      11,156,964

Retail (4.4%)
-------------------------------------------------------------------------------
        74,700 Best Buy Co., Inc.                                     4,065,921
       193,200 Gap, Inc. (The) (S)                                    4,057,200
       151,900 Lowe's Cos., Inc.                                      8,690,199
       286,200 Office Depot, Inc. (NON)                               5,643,864
     1,304,600 Rite Aid Corp. (NON)                                   5,166,216
        72,600 Safeway, Inc. (S)                                      1,597,926
       171,300 Supervalu, Inc.                                        5,611,788
       125,500 Wal-Mart Stores, Inc.                                  5,927,365
                                                                 --------------
                                                                     40,760,479

Schools (0.3%)
-------------------------------------------------------------------------------
        69,900 Career Education Corp. (NON)                           2,423,433

Shipping (0.2%)
-------------------------------------------------------------------------------
        39,100 Yellow Roadway Corp. (NON)                             2,063,698

Software (2.3%)
-------------------------------------------------------------------------------
       280,700 BMC Software, Inc. (NON)                               4,777,514
       382,200 Microsoft Corp.                                        9,860,760
       512,200 Oracle Corp. (NON)                                     6,566,404
                                                                 --------------
                                                                     21,204,678

Technology Services (0.5%)
-------------------------------------------------------------------------------
       113,300 Fiserv, Inc. (NON)                                     4,871,900

Telecommunications (0.2%)
-------------------------------------------------------------------------------
        81,100 PanAmSat Holding Corp.                                 1,541,711

Tobacco (3.3%)
-------------------------------------------------------------------------------
       456,200 Altria Group, Inc.                                    30,629,268
                                                                 --------------
               Total Common stocks
               (cost $871,837,066)                                 $916,434,892

Short-term investments (3.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $5,901,093 Putnam Prime Money Market Fund (d)                    $5,901,093
    21,614,725 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               3.01% to 3.21% and due dates ranging
               from June 1, 2005 to June 27, 2005
               (e)                                                   21,592,238
                                                                 --------------
               Total Short-term investments
               (cost $27,493,331)                                   $27,493,331
-------------------------------------------------------------------------------
               Total Investments
               (cost $899,330,397)                                 $943,928,223
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $918,830,481.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at May 31, 2005.

  (d) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

  (e) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $21,003,559 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $893,429,304)              $938,027,130
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $5,901,093)                     5,901,093
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,156,852
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                120,595
-------------------------------------------------------------------------------
Total assets                                                      946,205,670

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,366,089
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,737,496
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,421,259
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            356,740
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                187,938
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,299
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                477,276
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 21,592,238
-------------------------------------------------------------------------------
Other accrued expenses                                                232,854
-------------------------------------------------------------------------------
Total liabilities                                                  27,375,189
-------------------------------------------------------------------------------
Net assets                                                       $918,830,481

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and
4)                                                             $1,014,995,678
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        3,171,725
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (143,934,748)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         44,597,826
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $918,830,481

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($649,473,582 divided by 51,143,627 shares)                            $12.70
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $12.70)*                $13.40
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($212,784,899 divided by 16,911,402 shares)**                          $12.58
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,325,704 divided by 1,288,940 shares)**                            $12.67
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($34,388,415 divided by 2,721,122 shares)                              $12.64
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.64)*                $13.06
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($12,871 divided by 1,015 shares)                        $12.68
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($5,845,010 divided by 459,942 shares)                   $12.71
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended May 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,733)                           $9,621,077
-------------------------------------------------------------------------------
Interest (including interest income of $72,981 from
investments in affiliated issuers) (Note 5)                            72,981
-------------------------------------------------------------------------------
Securities lending                                                     12,947
-------------------------------------------------------------------------------
Other income (Note 6)                                                 492,361
-------------------------------------------------------------------------------
Total investment income                                            10,199,366

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,890,673
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,199,433
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                92,100
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             21,886
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       27,131
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 818,140
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,231,186
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  74,960
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 135,280
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      28
-------------------------------------------------------------------------------
Other                                                                 128,109
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     6,935
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (6,935)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (4,483)
-------------------------------------------------------------------------------
Total expenses                                                      6,614,443
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (260,551)
-------------------------------------------------------------------------------
Net expenses                                                        6,353,892
-------------------------------------------------------------------------------
Net investment income                                               3,845,474
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   54,846,920
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                         1,108
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (2,858)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                    6,395
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts and written options during the period                   (32,744,343)
-------------------------------------------------------------------------------
Net gain on investments                                            22,107,222
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $25,952,696
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                           Six months ended        Year ended
                                                     May 31       November 30
Decrease in net assets                                 2005*             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $3,845,474       $9,027,920
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             54,851,565      109,644,711
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   (32,744,343)       8,652,067
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        25,952,696      127,324,698
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (7,064,145)      (6,556,784)
-------------------------------------------------------------------------------
Class B                                           (1,924,307)        (454,000)
-------------------------------------------------------------------------------
Class C                                             (118,829)         (18,601)
-------------------------------------------------------------------------------
Class M                                             (313,521)        (173,759)
-------------------------------------------------------------------------------
Class R                                                 (112)             (35)
-------------------------------------------------------------------------------
Class Y                                              (75,864)         (74,853)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 201               36
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (99,207,515)    (269,690,513)
-------------------------------------------------------------------------------
Total decrease in net assets                     (82,751,396)    (149,643,811)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,001,581,877    1,151,225,688
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $3,171,725 and
$8,823,029, respectively)                       $918,830,481   $1,001,581,877
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     May 31
Per-share                         (Unaudited)                                Year ended November 30
operating performance                 2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.48          $11.18          $10.09          $11.88          $12.52          $13.95
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .06 (d)(e)      .13 (e)         .11             .11             .11             .12
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .30            1.28            1.08           (1.81)           (.65)           (.11)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .36            1.41            1.19           (1.70)           (.54)            .01
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.14)           (.11)           (.10)           (.09)           (.10)           (.12)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --              --           (1.32)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.14)           (.11)           (.10)           (.09)           (.10)          (1.44)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $12.70          $12.48          $11.18          $10.09          $11.88          $12.52
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                2.85* (d)      12.65           11.85          (14.38)          (4.33)            .12
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $649,474        $661,852        $766,396        $929,950      $1,159,070      $1,099,713
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .58* (e)       1.17 (e)        1.11            1.04             .97             .94
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .51* (d)(e)    1.09 (e)        1.12             .99             .88             .97
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               30.49*          43.68           55.57           47.91           80.65           80.05
---------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class A shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     May 31
Per-share                         (Unaudited)                                Year ended November 30
operating performance                 2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.37          $11.08          $10.00          $11.77          $12.40          $13.82
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .02 (d)(e)      .04 (e)         .04             .02             .02             .03
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .28            1.27            1.06           (1.78)           (.65)           (.11)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .30            1.31            1.10           (1.76)           (.63)           (.08)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.09)           (.02)           (.02)           (.01)             -- (f)        (.02)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --              --           (1.32)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.09)           (.02)           (.02)           (.01)             --           (1.34)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $12.58          $12.37          $11.08          $10.00          $11.77          $12.40
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                2.40* (d)      11.81           11.02          (15.00)          (5.07)           (.59)
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $212,785        $277,457        $311,914        $362,466        $728,188      $1,032,497
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .95* (e)       1.92 (e)        1.86            1.79            1.72            1.69
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .14* (d)(e)     .34 (e)         .37             .22             .13             .22
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               30.49*          43.68           55.57           47.91           80.65           80.05
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class B shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     May 31
Per-share                         (Unaudited)                                Year ended November 30
operating performance                 2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.45          $11.15          $10.06          $11.85          $12.48          $13.91
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .02 (d)(e)      .03 (e)         .04             .02             .02             .03
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .29            1.28            1.07           (1.80)           (.65)           (.11)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .31            1.31            1.11           (1.78)           (.63)           (.08)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.09)           (.01)           (.02)           (.01)             -- (f)        (.03)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --              --           (1.32)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.09)           (.01)           (.02)           (.01)             --           (1.35)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $12.67          $12.45          $11.15          $10.06          $11.85          $12.48
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                2.45* (d)      11.77           11.05          (15.05)          (5.02)           (.63)
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $16,326         $17,591         $19,378         $24,587         $36,580         $37,786
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .95* (e)       1.92 (e)        1.86            1.79            1.72            1.69
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .14* (d)(e)     .34 (e)         .37             .23             .13             .22
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               30.49*          43.68           55.57           47.91           80.65           80.05
---------------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class C shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     May 31
Per-share                         (Unaudited)                                Year ended November 30
operating performance                 2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.42          $11.13          $10.04          $11.82          $12.45          $13.87
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03 (d)(e)      .07 (e)         .06             .05             .05             .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .29            1.27            1.07           (1.80)           (.65)           (.11)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .32            1.34            1.13           (1.75)           (.60)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.10)           (.05)           (.04)           (.03)           (.03)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --              --           (1.32)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.10)           (.05)           (.04)           (.03)           (.03)          (1.37)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.64          $12.42          $11.13          $10.04          $11.82          $12.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.61* (d)      12.04           11.34          (14.82)          (4.79)           (.35)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $34,388         $38,187         $47,467         $64,254        $101,349        $120,613
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .83* (e)       1.67 (e)        1.61            1.54            1.47            1.44
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .26* (d)(e)     .58 (e)         .63             .48             .38             .47
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.49*          43.68           55.57           47.91           80.65           80.05
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class M shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------
                                                         Six months    For the period
                                                            ended        December 1,
                                                            May 31        2003+ to
Per-share                                                (Unaudited)    November 30
operating performance                                        2005            2004
---------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $12.47          $11.18
---------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------
Net investment income (a)                                     .05 (d)(e)      .13 (e)
---------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                           .28            1.26
---------------------------------------------------------------------------------------
Total from
investment operations                                         .33            1.39
---------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------
From net investment income                                   (.12)           (.10)
---------------------------------------------------------------------------------------
Total distributions                                          (.12)           (.10)
---------------------------------------------------------------------------------------
Redemption fees                                                -- (f)          -- (f)
---------------------------------------------------------------------------------------
Net asset value,
end of period                                              $12.68          $12.47
---------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                       2.67* (d)      12.45
---------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $13             $11
---------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                     .70* (e)       1.42 (e)
---------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                     .39* (d)(e)    1.14 (e)
---------------------------------------------------------------------------------------
Portfolio turnover (%)                                      30.49*          43.68
---------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.06% of average net assets for class R shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     May 31
Per-share                         (Unaudited)                                Year ended November 30
operating performance                 2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $12.49          $11.19          $10.10          $11.88          $12.53          $13.96
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income (a)              .08 (d)(e)      .16 (e)         .14             .14             .14             .15
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .29            1.28            1.07           (1.80)           (.66)           (.11)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .37            1.44            1.21           (1.66)           (.52)            .04
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net investment income            (.15)           (.14)           (.12)           (.12)           (.13)           (.15)
---------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                          --              --              --              --              --           (1.32)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.15)           (.14)           (.12)           (.12)           (.13)          (1.47)
---------------------------------------------------------------------------------------------------------------------------
Redemption fees                         -- (f)          -- (f)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $12.71          $12.49          $11.19          $10.10          $11.88          $12.53
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                2.98* (d)      12.95           12.12          (14.09)          (4.15)            .38
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $5,845          $6,485          $6,071          $6,538          $8,882         $11,347
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)              .45* (e)        .92 (e)         .86             .79             .72             .69
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              .63* (d)(e)    1.36 (e)        1.37            1.23            1.13            1.21
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)               30.49*          43.68           55.57           47.91           80.65           80.05
---------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements and brokerage service arrangements (Note 2).

(d) Reflects a non-recurring accrual related to Putnam Management's settlement with the SEC regarding brokerage allocation practices, which amounted to $0.01 per share and 0.05% of average net assets for class Y shares (Note 6).

(e) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended May 31, 2005 and November 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(f) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Classic Equity Fund ("the fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class M shares was 3.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Com mis sion, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Man agement, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned sub sidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At May 31, 2005, the value of securities loaned amounted to $21,003,559. The fund received cash collateral of $21,592,238 which is pooled with collateral of other Putnam funds into 21 issuers of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2004, the fund had a capital loss carryover of $198,332,878 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on November 30, 2010.

The aggregate identified cost on a tax basis is $899,790,455, resulting in gross unrealized appreciation and depreciation of $99,435,789 and $55,298,021, respectively, or net unrealized appreciation of $44,137,768.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through November 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a com parison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended May 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended May 31, 2005, Putnam Management has assumed $6,935 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended May 31, 2005, the fund paid PFTC $1,289,873 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended May 31, 2005, the fund's expenses were reduced by $260,551 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,045, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his service as a Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended May 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $24,195 and $688 from the sale of class A and class M shares, respectively, and received $118,538 and $326 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended May 31, 2005, Putnam Retail Management, acting as underwriter, received $1,020 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term invest ments aggregated $291,377,289 and $377,722,625, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                      6,997            $6,395
----------------------------------------------------------------
Options opened                              --                --
Options expired                         (6,997)           (6,395)
Options closed                              --                --
----------------------------------------------------------------
Written options
outstanding at
end of period                               --               $--
----------------------------------------------------------------

Note 4
Capital shares

At May 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,604,921       $57,841,858
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       529,201         6,708,228
----------------------------------------------------------------
                                     5,134,122        64,550,086

Shares repurchased                  (7,015,300)      (88,240,734)
----------------------------------------------------------------
Net decrease                        (1,881,178)     $(23,690,648)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,120,943       $37,140,578
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       524,762         6,232,947
----------------------------------------------------------------
                                     3,645,705        43,373,525

Shares repurchased                 (19,166,210)     (227,471,721)
----------------------------------------------------------------
Net decrease                       (15,520,505)    $(184,098,196)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            404,047        $5,038,434
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       144,370         1,814,904
----------------------------------------------------------------
                                       548,417         6,853,338

Shares repurchased                  (6,070,312)      (75,654,515)
----------------------------------------------------------------
Net decrease                        (5,521,895)     $(68,801,177)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,374,416       $16,243,572
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        36,130           427,110
----------------------------------------------------------------
                                     1,410,546        16,670,682

Shares repurchased                  (7,133,911)      (83,997,514)
----------------------------------------------------------------
Net decrease                        (5,723,365)     $(67,326,832)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             78,439          $981,501
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         8,707           110,240
----------------------------------------------------------------
                                        87,146         1,091,741

Shares repurchased                    (211,438)       (2,656,265)
----------------------------------------------------------------
Net decrease                          (124,292)      $(1,564,524)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            160,235        $1,901,093
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,431            17,091
----------------------------------------------------------------
                                       161,666         1,918,184

Shares repurchased                    (486,560)       (5,769,909)
----------------------------------------------------------------
Net decrease                          (324,894)      $(3,851,725)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             54,264          $678,930
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        23,723           299,496
----------------------------------------------------------------
                                        77,987           978,426

Shares repurchased                    (430,891)       (5,393,540)
----------------------------------------------------------------
Net decrease                          (352,904)      $(4,415,114)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            177,128        $2,103,567
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        13,954           165,394
----------------------------------------------------------------
                                       191,082         2,268,961

Shares repurchased                  (1,383,129)      (16,387,932)
----------------------------------------------------------------
Net decrease                        (1,192,047)     $(14,118,971)
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                536            $6,734
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9               112
----------------------------------------------------------------
                                           545             6,846

Shares repurchased                        (403)           (5,047)
----------------------------------------------------------------
Net increase                               142            $1,799
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to November 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                870           $10,291
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                35
----------------------------------------------------------------
                                           873            10,326

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               873           $10,326
----------------------------------------------------------------

                                   Six months ended May 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             40,971          $518,236
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,984            75,864
----------------------------------------------------------------
                                        46,955           594,100

Shares repurchased                    (106,181)       (1,331,951)
----------------------------------------------------------------
Net decrease                           (59,226)        $(737,851)
----------------------------------------------------------------

                                    Year ended November 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            115,239        $1,357,919
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         6,298            74,853
----------------------------------------------------------------
                                       121,537         1,432,772

Shares repurchased                    (144,892)       (1,737,887)
----------------------------------------------------------------
Net decrease                           (23,355)        $(305,115)
----------------------------------------------------------------

At May 31, 2005, Putnam , LLC owned 91 class R shares of the fund (9.0% of class R shares outstanding), valued at $1,154.

Note 5
Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended May 31, 2005, management fees paid were reduced by $4,483 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $72,981 for the period ended May 31, 2005. During the period ended May 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $71,483,327 and $83,234,991, respectively.

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Manage ment will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the Securities and Exchange Commission resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the Securities and Exchange Commission. These amounts, which are included in Other income on the Statement of operations, subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the Securities and Exchange Commission. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

An annual meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes             Votes
                                        For             Withheld
-----------------------------------------------------------------
Jameson A. Baxter                   43,762,901         1,752,192
Charles B. Curtis                   43,763,445         1,751,648
Myra R. Drucker                     43,698,010         1,817,083
Charles E. Haldeman, Jr.            43,741,894         1,773,199
John A. Hill                        43,765,454         1,749,639
Ronald J. Jackson*                  43,765,482         1,749,611
Paul L. Joskow                      43,776,492         1,738,601
Elizabeth T. Kennan                 43,749,991         1,765,102
John H. Mullin, III                 43,752,155         1,762,937
Robert E. Patterson                 43,738,373         1,776,720
George Putnam, III                  43,693,604         1,821,489
A.J.C. Smith+                       43,651,617         1,863,476
W. Thomas Stephens                  43,807,793         1,707,299
Richard B. Worley                   43,744,307         1,770,786

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   31,211,273         2,609,612        11,694,208

 * Mr. Jackson retired from the Board of Trustees on June 10, 2005.

 + Mr. Smith resigned from the Board of Trustees on January 14, 2005.

   All tabulations are rounded to nearest whole number.

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   31,385,253         2,375,154        11,754,686

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   32,598,840         1,334,739        11,581,514

A proposal to amend the fund's fundamental investment restriction with respect to senior securities to clarify that permitted borrowings are not prohibited was approved as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   31,967,964         1,701,492        11,845,637

January 10, 2005 meeting

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                      Votes             Votes
                       For             Against        Abstentions
-----------------------------------------------------------------
                   31,866,342         1,722,631        12,037,711

All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended May 31, 2005. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Lehman Brothers, and Merrill Lynch. Commissions paid to these firms together represented approximately 48% of the total brokerage commissions paid for the year ended May 31, 2005.

Commissions paid to the next 10 firms together represented approximately 32% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology Group, JP Morgan Clearing, Lazard Freres & Co., Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:

Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

   With the exception of money market funds, a 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%). The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President, Staff
Counsel and Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Classic Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA023-225855  7/05


Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Classic Equity Fund
Supplement to Semiannual Report dated 5/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 5/31/05

                                                                        NAV

6 months                                                               2.98%
1 year                                                                 9.01
5 years                                                               11.23
Annual average                                                         2.15
10 years                                                             115.81
Annual average                                                         8.00
Life of fund (since class A inception, 1/5/95)
Annual average                                                         9.12

Share value:                                                            NAV

11/30/04                                                             $12.49
5/31/05                                                              $12.71

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      2         $0.151             --              $0.151

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (10/1/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

A short-term trading fee of up to 2% may apply.

Please see pages 13-14 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 5/31/05

                                                                    Class Y
Expenses paid per $1,000*                                             $4.61
Ending value (after expenses)                                     $1,029.80

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return
for the 6 months ended 5/31/05
                                                                    Class Y
Expenses paid per $1,000*                                             $4.58
Ending value (after expenses)                                     $1,020.39

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   0.91%
Average annualized expense ratio for Lipper peer group+                0.95%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005